CMFG LIFE INSURANCE COMPANY

CMFG VARIABLE ANNUITY ACCOUNT
CMFG VARIABLE LIFE INSURANCE ACCOUNT

MEMBERS® VARIABLE ANNUITY III
STATUTORY PROSPECTUS DATED MAY 1, 2019, AS SUPPLEMENTED

MEMBERS® VARIABLE ANNUITY
STATUTORY PROSPECTUS DATED MAY 1, 2018, AS SUPPLEMENTED

MEMBERS® VARIABLE ANNUITY II
STATUTORY PROSPECTUS DATED MAY 1, 2014, AS SUPPLEMENTED

MEMBERS® CHOICE VARIABLE ANNUITY
MEMBERS® VARIABLE UNIVERSAL LIFE II
STATUTORY PROSPECTUS DATED MAY 1, 2010, AS SUPPLEMENTED

ULTRA VERS ALL LIFE
STATUTORY PROSPECTUS DATED MAY 1, 2008

MEMBERS® VARIABLE UNIVERSAL LIFE I
STATUTORY PROSPECTUS DATED MAY 1, 2026

Supplement dated July 20, 2026

The purpose of this Prospectus supplement is to notify Contract owners that our systems are currently unavailable while we investigate a recent cybersecurity event. As part of our response and recovery efforts, we proactively shut down many of our systems on July 10 and are working to restore them and resume operations.

The incident has resulted in a temporary suspension of our ability to process Contract transactions, including but not limited to: premium payments, investment allocation changes, cash withdrawals, surrenders, systematic withdrawals, loan processing, beneficiary changes, death claim payments, dollar cost averaging, and rebalancing. Disruption to our online and telephone services has also affected our ability to receive requests. Our website, www.trustage.com, will provide updated information about contacting us as it becomes available.

We have interim processes in place to facilitate systematic withdrawals, as well as cash withdrawal and surrender requests received by mail. Withdrawal and surrender requests may be mailed to MEMBERS Life Insurance Company, 2000 Heritage Way, Waverly, IA 50677. We are diligently working to restore the ability for Contract owners to submit withdrawal and surrender requests by telephone, and we expect to provide the additional option to submit withdrawal and surrender requests online through our website soon. Please note that payments may be delayed due to manual processing requirements and ongoing system limitations.

While we investigate the scope and impact of the event, our teams are working diligently to restore services quickly and safely. Pending transactions received in good order after July 10 will be processed once transaction processing resumes, with systematic withdrawals, cash withdrawal requests, and surrender requests receiving priority. We will process such requests for existing Contracts as if they had been processed on the dates that they were received by us in good order, as applicable.

No action is required on your part. By the time you receive this supplement, service and transaction processing may have already been restored.

Please keep this supplement with your Prospectus and records for future reference.